SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                       EASTERN POINT ADVISORS FUNDS TRUST
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               (Name of Registrant as Specified In Its Charter)



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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

         ---------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3) Filing Party:

         ---------------------------------------------------------------


     4) Date Filed:
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PROXY CARD

                       EASTERN POINT ADVISORS FUNDS TRUST
                            Capital Appreciation Fund


                SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 18, 2005
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his or her shares and appoints C. Troy Shaver and William Allin and each of them, proxies of the undersigned with full power of substitution to vote all shares of Eastern Point Advisors Funds Trust ("Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Special Meeting"), to be held at the offices of Dividend Growth Advisors, LLC, the Trust's proposed new investment adviser, at 108 Traders Cross, Suite 105, Bluffton, SC 29910, on October 18, 2005, at 10:00 a.m., local time.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THESE SHARES WILL BE VOTED "FOR" THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT AND "FOR" THE APPROVAL OF A MULTI-MANAGER STRUCTURE FOR THE TRUST; AND TO "GRANT" DISCRETIONARY AUTHORITY TO THE PERSONS
NAMED IN THE PROXY CARD AS TO ANY OTHER MATTERS THAT PROPERLY MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

          IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR TO CAST
            YOUR VOTE BY PHONE, PLEASE CALL TOLL-FREE 1-866-303-0855
           REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH
                     FRIDAY 9 A.M. TO 9 P.M., EASTERN TIME.

      EASTERN POINT ADVISORS FUNDS TRUST - OCTOBER 18, 2005 SPECIAL MEETING

      PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.



1.  To approve a new investment advisory agreement                              FOR     AGAINST    ABSTAIN
    between Dividend Growth Advisors, LLC and each Fund of the Trust.

2.  To approve a multi-manager structure for each                               FOR     AGAINST    ABSTAIN
    Fund of the Trust.

3. To transact such other business as may properly come before this Special Meeting and any adjournments thereof.


(account registration is printed here)





This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting or by voting by telephone.



PROXY CARD

                       EASTERN POINT ADVISORS FUNDS TRUST
                           Rising Dividend Growth Fund


                SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 18, 2005
                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his or her shares and appoints C. Troy Shaver and William Allin and each of them, proxies of the undersigned with full power of substitution to vote all shares of Eastern Point Advisors Funds Trust ("Trust") that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Special Meeting"), to be held at the offices of Dividend Growth Advisors, LLC, the Trust's proposed new investment adviser, at 108 Traders Cross, Suite 105, Bluffton, SC 29910, on October 18, 2005, at 10:00 a.m., local time.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, THESE SHARES WILL BE VOTED "FOR" THE APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT AND "FOR" THE APPROVAL OF A MULTI-MANAGER STRUCTURE FOR THE TRUST; AND TO "GRANT" DISCRETIONARY AUTHORITY TO THE PERSONS
NAMED IN THE PROXY CARD AS TO ANY OTHER MATTERS THAT PROPERLY MAY COME BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

        IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR TO CAST YOUR
               VOTE BY PHONE, PLEASE CALL TOLL-FREE 1-866-303-0855
        REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU MONDAY THROUGH FRIDAY
                         9 A.M. TO 9 P.M., EASTERN TIME.

      EASTERN POINT ADVISORS FUNDS TRUST - OCTOBER 18, 2005 SPECIAL MEETING

      PLEASE VOTE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" PROPOSALS 1 AND 2.





1.  To approve a new investment advisory agreement                              FOR     AGAINST    ABSTAIN
    between Dividend Growth Advisors, LLC and each Fund of the Trust.

2.  To approve a multi-manager structure for each                               FOR     AGAINST    ABSTAIN
    Fund of the Trust.

3. To transact such other business as may properly come before this Special Meeting and any adjournments thereof.


(account registration is printed here)




This Proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Trust an instrument revoking this Proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting or by voting by telephone.